Harland Clarke Holdings Corp. Business Update October 4, 2012

1 Forward Looking Statements Certain information in this presentation may be considered forward-looking information within the definition of the Private Securities Litigation Reform Act of 1995. This information is based on the Company's current expectations and actual results could vary materially depending on risks and uncertainties that may affect the Company's operations, markets, services, prices and other factors as discussed in filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, general and economic conditions and declines in the industries in which we participate. There is no assurance that the Company's expectations will be realized. All forward looking statements speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. The Company assumes no obligation to update any forward-looking information contained in this presentation.

2 Agenda I. Harland Clarke Holdings Corp. Overview Chuck Dawson Chief Executive Officer III. Financial Overview Peter Fera Chief Financial Officer II. Business Segment Overviews Chuck Dawson Chief Executive Officer

Management Presenters 3 Chuck Dawson President and Chief Executive Officer 35+ years of experience in the financial services and security printing industry 19 years with Clarke American / Harland Clarke Former Chief Executive Officer of Rocky Mountain Bank Note; began career at IBM B.A. in Marketing and an MBA from Lamar University Peter Fera Executive Vice President and Chief Financial Officer 18 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles Appointed Executive Vice President and Chief Financial Officer in May 2007 Former Chief Financial Officer of Honeywell’s Aircraft Landing Systems business from October 2003 to April 2005 B.A. in Mechanical Engineering from University of Pennsylvania, an M.A. in Mechanical Engineering from MIT and an MBA in Management from MIT's Sloan School of Management

4 I. Harland Clarke Holdings Corp. Overview Chuck Dawson, Chief Executive Officer

Harland Clarke Holdings Snapshot

HARLAND CLARKE HOLDINGS CORP.™

Leading Industry Positions

- **Harland Clarke**: Leading provider of checks and related products, marketing services, customized business and consumer products, and security and fraud solutions
- **Harland Financial Solutions**: Trusted provider of software and services
- **Scantron**: Recognized provider of technology-enabled data management and testing /assessment solutions
- **Faneuil:** Largest outsourcer of toll road management services and award winning business process outsourcing solutions
- ~ $1.7 billion in revenues
- 85% of revenues under long-term contracts

Strong Long-Term Client Relationships

- **Harland Clarke**: 15,000+ financial and commercial institutions; managing customer engagement
- **Harland Financial Solutions**: 6,000+ financial institutions; solutions touch 120,000 bank users and approximately 150,000 consumers daily
- **Scantron**: 50,000+ educational and commercial accounts; 80 of top 100 school districts in the US; serves 50 million students annually
- **Faneuil:** Five of the largest toll authorities in the US; managing customer interactions with over 442 million touch points per year

Strong Profit Margins /Robust Cash Flow Generation

- 2012 P Adjusted EBITDA[2]: $498 million (29% margin)
- 2012 P Cash provided by operating activities: $242 million

2012 P Consolidated Adjusted Revenues[(1)]: $1,732M

Revenue by Business Segment



Faneuil 11%
Scantron 8%
HFS 17%
Harland Clarke 64%

Revenue by Product Line



Business Process Outsourcing 11%
Education & Testing 8%
FI Software 17%
Marketing Services, Transactional Print, Forms, Other 12%
Private Label / Direct Products 8%
FI Checks 44%

(1) Revenue is adjusted to add back acquisition accounting fair value adjustments; 2012 P includes Faneuil projections as if acquisition occurred January 1, 2012. Current forecast is approximately 2% off Plan primarily due to delays in new contracts at Faneuil, partially offset by increased revenues at Harland Clarke and Harland Financial Solutions

(2) 2012P adjusted EBITDA, less the impact on Adj. EBITDA from the GlobalScholar and Spectrum K12 acquisitions and the impact of an allocation of costs related to the GlobalScholar and Spectrum K12 acquisitions

5

Growth of Products Excluding FI Checks

HARLAND CLARKE HOLDINGS CORP.

- Unique business model characterized by industry leadership, diversity of products and services, long-term customer relationships, and technology-enabled solutions
- Leading industry positions in checks, payment processing, data management, testing / assessment and education technology industries
- Balanced business mix among Harland Clarke Holdings' three business units provides an excellent platform to navigate through economic cycles. Significant investment in growth areas (Scantron) to further help mitigate cyclicality
- Diversity of end markets and customers, as well as diversity within each customer

Client Diversity (2011)



Top 20
30%
All Others
70%

Growth of Products Excluding FI Checks



$974
56%
$816
45%
$100
16%
2006
2008
2012 P
Products excl. FI Checks
% Total Revenues

Harland Clarke Holdings is well situated to continue capitalizing on its unique position to drive value for all stakeholders

6

Proven Management Team with Significant Industry Track Record

HARLAND CLARKE HOLDINGS CORP.

Highly Experienced Executive Management Team

- **CHUCK DAWSON – President & Chief Executive Officer**
  Harland Clarke Holdings Corp.
  - 19 years with Clarke American / Harland Clarke and 35+ years of experience in the financial services and security printing industry
- **PETER FERA – Executive Vice President & Chief Financial Officer**
  Harland Clarke Holdings Corp.
  - 18 years of experience with Harland Clarke, Honeywell, and GE in various financial and operational leadership roles
- **DAN SINGLETON – President & Chief Executive Officer**
  Harland Clarke
  - 27-year career in payment solutions industry having held positions at Xerox and Deluxe Checks
- **RAJU SHIVDASANI – President & Chief Executive Officer**
  Harland Financial Solutions
  - 30+ year career in financial services technology having held positions at Fiserv and Citicorp
- **KEVIN BRUEGGEMAN – Chief Executive Officer**
  Scantron & GlobalScholar
  - 20+ years of leadership experience in testing and assessment including executive positions at Triumph Learning and Pearson Education
- **ANNA VAN BUREN – President & Chief Executive Officer**
  Faneuil
  - 30 years of business and leadership experience, including operations of government services, marketing and media companies

Multi-disciplinary expertise

Extensive sales & marketing background / experience

Long tenure / significant industry background

Significant M&A execution and integration track record

Strong public company reporting experience

7

8 II. Business Segment Overviews Chuck Dawson, Chief Executive Officer

HARLAND CLARKE HOLDINGS CORP.

Harland Clarke Segment Overview

Profile

- Comprehensive range of check and related products, marketing services and security solutions
- Trusted partner operating in a highly secure network
- Broad range of vertical industries, including Financial, Retail, Insurance, Healthcare, and Software
- 15,000+ financial and commercial relationships
- Long term contracts with 75% recurring revenue
- Significant cost reductions driven by strong culture of continuous improvement
- Accelerated growth through retail channels, Private Label and Big Box relationships
- Optimized customer-preferred channels

Solutions

- Multi-channel direct and digital marketing solutions
- Transactional print solutions; customizable
- Personal & Business checks and accessories
- Delivery, security and anti-fraud programs
- Card services
- Internet and Contact Center services
- Standard and custom financial forms
- Social and business stationery
- Survey Services

Adjusted Revenue(1)


($ in millions)
$1,305
$1,239
$1,204
$1,146
$1,107
2008
2009
2010
2011
2012 P

Adjusted EBITDA and Margins(1)


($ in millions)
$342
$366
$361
$348
$350
26.2%
29.5%
30.0%
30.4%
31.6%
2008
2009
2010
2011
2012 P
Adj. EBITDA
% Margin

HARLAND CLARKE®

(1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA

9

Harland Clarke Check Unit Trends 10 10  Financial Institution check unit declines in the second half of 2011 and August 2012 year-to-date showed an improvement in the rate of check unit decline as compared to first half of 2011 and full year 2010  Non-Financial Institution check units increased in 2011 and August 2012 year-to-date as compared to full year 2010 Financial Institution Channel Non-Financial Institution Channel Unit Trends(1) Unit Trends (1) Same store units; exclude impact from new clients, lost clients and material conversions from existing clients as a result of bank acquisition and other activities  Large financial institutions  Community banks  Brokerage firms  Big box retailers  Small business software providers  Direct selling associations (10.1%) (9.0%) (5.0%) (5.5%) 2010 1H 2011 2H 2011 YTD 2012 (1.4%) 0.2% 2.7% 2.3% 2010 1H 201 2H 2011 YTD 2012

Harland Clarke Manages to Increase Revenue Per Order 11 11 Unit Decline Trends (Total Company) (1)  Price management  Package size changes  Upsell opportunities through direct contacts − Expedited delivery − Enhanced check product designs  Cross-sell opportunities through direct contacts − Security offerings − Business products − Labels and stamps  Check program initiatives Revenue Factors (1) Same store units plus non-financial institution units; excludes impact from new clients, lost clients and material conversions from existing clients as a result of bank acquisition and other activities 100.0 102.5 102.7 103.2 104.7 2008 2009 2010 2011 Aug YTD 2012 (9.2%) (8.0%) (4.2%) (4.5%) 2010 1H 2011 2H 2011 YTD 2012 Revenue per Order* *Indexed to 2008 revenue per order

2009 – LTM Q2 2012 CAGR 0.1% 13.3% 6.3% 33.6% $362M Growth Platforms Transactional Print & Commercial Forms  Multi-year print technology upgrade enabling cost reduction and aggressive expansion into non-check products; includes commercial forms and transactional print (personalized statements, invoices, customer communications) Marketing Services  Multi channel integrated marketing capabilities (e.g., database and e-mail marketing, advanced strategy and analytics, content generation, educational services, online surveys, mystery shopping, contact center services) Private Label  Leverage relationships with large Big Box retailers, small business software providers and direct selling associations Security Services  Expand security and compliance products and services Total Revenue – LTM Q2 2012 12

Harland Clarke Q3 Update 2nd Half Cost Reductions  SG&A actions; $18.5M in annualized savings with an estimated $7.5M to be recognized in second half of 2012  Procurement Initiatives; $11.5M in annualized savings with an estimated $3.1M to be recognized in second half of 2012  Operational efficiencies; $12.1M in annualized savings from packaging changes and IT initiatives with an estimated $2.7M to be recognized in second half of 2012 − Flat packaging changes now at full capacity Revenue Initiatives  Approximately $40.2M EBITDA impact in annualized revenue initiatives implemented in second half of 2012  Estimated $16.2M EBITDA impact in second half of 2012 13 13 $30M in second half 2012 benefit from $82M of annualized actions $82.3 $29.5 Annual EBITDA Impact 2nd Half 2012 EBITDA Impact Harland Clarke 2012 Second Half Initiatives

Profile • Trusted supplier of software and services to 6,000+ financial institutions • 80% recurring revenue • Successful integration of 11 acquired companies • Maximized cross-sell of core and point solutions to existing clients • Expanded margins through cost reduction efforts • Extension of development and technical capabilities through India Development Center Solutions • Enterprise/Core Systems • Lending & Compliance • Risk Management • Electronic Payments • Branch Automation & Marketing • Self-Service ($ in millions) ($ in millions) Adjusted Revenue(1) 14 Harland Financial Solutions Overview 14 Adjusted EBITDA and Margins(1) $295 $279 $283 $289 $297 2008 2009 2010 2011 2012 P $76 $78 $81 $89 $100 25.8% 28.0% 28.6% 30.8% 33.7% 2008 2009 2010 2011 2012 P Adj. EBITDA % Margin (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA

Harland Financial Solutions Growth Platforms

HARLAND CLARKE HOLDINGS CORP.

Harland Financial Solutions is well positioned to deliver best in class integration of point solutions with a modern architecture core platform.

	2009 – Q2 2012 LTM CAGR	
Phoenix EFE ▪ Expand cross-sales of specialized solutions to core customers, building upon expertise; add scale as well as large and global bank capabilities	5.9%	PhoenixEFE Core
Self-service ▪ Expand Cavion internet, business, voice, and mobile banking growth ▪ Expand uBanking account opening, aggregation, switching, and payments growth	18.8%	Cavion uBanking
Lending & Compliance ▪ Develop SaaS lending solution; leverage compliance strength in increasing regulatory environment ▪ Significant backlog growth, working to achieve VSOE	3.8%	LaserPro
Risk Management ▪ Continued bookings growth of CreditQuest and DecisionPro	7.9%	CreditQuest Encore
Payments ▪ Expand solutions for payment applications (e.g., Bill Pay, P2P, ACH)	22.3%	Electronic FundsTransfer DPXPay
Total Revenue	$141M	

HARLAND FINANCIAL SOLUTIONS

15

Harland Financial Solutions Q3 Update Bookings / Backlog Growth  August YTD new business bookings up 16.2% year over year  Backlog increased by 47% YTD in 2012 $5.1M in annualized savings from cost reductions with approximately $2.8M impact to second half of 2012  FTE reductions  Travel and discretionary spending  Increased India development team from 26 in December 2010 to 78 as of August 2012 Key Wins  Hawaii National Bank - PhoenixEFE  MBank - PhoenixEFE  Members Heritage - UltraData/Cavion  First Financial Corporation - Encore 16 16

Scantron Education and Commercial Business Overview 17 ($ in millions) ($ in millions) Adjusted Revenue(1) Adjusted EBITDA and Margins(1) Profile • Defined the market for accurate and reliable capture of student performance data. • Strong brand recognition • Innovative data solutions • Stable, high margin business • Serve 80 of the largest 100 school districts in the United States, as well as 70 countries • Recognized expertise in managed network services Solutions • Scanners and Forms • Testing and Data Collection Services • Assessment Solutions for Education • Safety Market Solutions $128 $125 $119 $112 $108 2008 2009 2010 2011 2012 P $38 $36 $40 $32 $33 29.7% 28.8% 33.6% 28.6% 30.6% 2008 2009 2010 2011 2012 P Adj. EBITDA % Margin (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA

GlobalScholar and Spectrum K12 Acquisitions Overview

HARLAND CLARKE HOLDINGS CORP.

Profile

- Recent strategic acquisitions of Spectrum K12 and GlobalScholar add comprehensive web capabilities
- Solutions empower educators, parents and students throughout the entire learning lifecycle
- Well positioned to take advantage of web-based growth in education
- Partnering with some of the most progressive and innovative school systems in America
- Investing in growth:
  - ✓ In experienced education & technology leadership
  - ✓ In current technology and future platforms
  - ✓ In creating operational excellence in key business processes (to reach standard of other HCHC businesses)

Solutions

Web Based Education Solutions:

- Standards Based Gradebook, Curriculum, Content and Assessments
- Professional Development
- On Line Tutoring
- Response to Intervention
- Special Education

Adjusted Revenue[1]



($ in millions)
$3
$20
$31
2010
2011
2012 P

Adjusted EBITDA[1]



($ in millions)
$0.3
$(18.3)
$(17.8)
2010
2011
2012 P

SCANTRON

(1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA

18

Education Platforms

HARLAND CLARKE HOLDINGS CORP.

	2012 P Revenues
Data Solutions	$ 91M
Education Technology	$ 49M

Data Solutions

- Broad offering of standard and custom print products
- Investment in digital print technology to address further customer needs for non-scannable printing
- Expansion into new growth markets, domestically and internationally (e.g. voting systems)
- Expanded modes of data capture (web: Safety*Capture*™ onDemand; mobile, handheld) and value-add through reporting and analytics

Education Technology

- End-to-end education technology solution:
  - learning management system
  - computer adaptive, formative assessments
  - teacher effectiveness
  - supporting needs for Response to Intervention and Individualized Education Plans

GlobalScholar® Empowering the world to learn

SCANTRON®

spectrum K12 SCHOOL SOLUTIONS Move Every Child Forward®

Cognition® onDemand.

SafetyCapture onDemand.

SCANTRON®

19

Scantron Q3 Update

HARLAND CLARKE HOLDINGS CORP.


Scantron
2012 Second Half Initiatives
$13.0
$6.0
Annual EBITDA Impact
2nd Half 2012 EBITDA Impact

Cost reduction actions taken of approximately $13M in annualized savings, with an estimated $6M to be recognized in second half of 2012

Billings growth of 8.1% August YTD at GlobalScholar and Spectrum K12

New wins

- Alabama State Department of Education
- Frederick County Public School District
- New Jersey Department of Education

New CEO, Kevin Brueggeman

- More than 20 years of testing and assessment experience -- 15 of those in top executive roles in major education industry organizations
- Most recently served as the President and CEO of Triumph Learning where he transformed the company from a print to a digital media education business
- Held multiple leadership roles with Pearson Education, most recently serving as the CEO of its new technology start-up business, Assessment for Learning

SCANTRON

20

$71 $71 $67 $69 $64 $71 $74 $91 $100 $125 $142 $145 $158 $169 $189 2008 2009 2010 2011 2012 P HTS & MDT Proforma Faneuil Faneuil Business Overview 21 21 Adjusted EBITDA(1) Profile • Business Process Outsourcing and Managed Services Experts • Leading contact center, violations processing center, operations services provider • Acquired mid-March 2012 for $70 million with cash on hand • Estimated synergies of $4.5 million • Integrated Harland Technology Services and Medical Device Tracking businesses into Faneuil • Largest outsource provider of toll road management services in the US • Demonstrated consistent growth Solutions • Customer Service • Back Office Toll Operations • Business Intelligence Services • Rapid Deployment • Call Center Service • Violation Enforcement Services • Medical Device Tracking • Technology Management Services ($ in millions) Revenue(1) ($ in millions) (1) Faneuil results included as if acquisition occurred January 1, 2008; Current forecast off Plan primarily due to delays in new contracts See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA $16 $26 $20 $20 $19 $5 $6 $9 $9 $11 $21 $32 $29 $29 $30 2008 2009 2010 2011 2012 P HTS & MDT Proforma Faneuil

Faneuil Q3 Update 22 22 Adjusted EBITDA tracking to 2012 Plan; Revenues impacted by delays in new deals Successfully integrated Harland Technology Services and Medical Device Tracking businesses More than $2M in annualized savings from synergy actions taken, with an estimated $0.7M impact in the second half of 2012 Implemented new revenues  495 Expressway  Linq3 New system development for Boston Scientific; seeking to leverage system for new clients

23 III. Financial Overview Peter Fera, Chief Financial Officer

24 Solid, Long-term Historical Performance Adjusted Revenue (1) ($ in millions) Adjusted EBITDA(1) ($ in millions) Cash Flow from Operations ($ in millions)  Strong cash flow generation and conversions  Low capital expenditures requirements  Current forecast in-line with the 2012 Plan  High recurring revenue stream − Broad customer base and ~85% of revenues under long-term contract (3-5 years)  Demonstrated ability to integrate acquisitions  Diversified revenue base  Current forecast is approximately 2% off Plan primarily due to delays in new contracts at Faneuil, partially offset by increased revenues at Harland Clarke and Harland Financial Solutions  Demonstrated track record of margin improvement  Significant investment in web-based education technology  Exceeded synergy target of $112.6 million from the John H. Harland acquisition  Current forecast in-line with the 2012 Plan (1) See Appendix for reconciliation of Revenue to Adjusted Revenue and Operating Income to Adjusted EBITDA $201 $ 05 $273 $240 $242 11.2% 12.0% 16.3% 14.6% 14.0% 2008 2 09 2010 2011 2012 P Operating Cash Flow % of Revenue $1,798 $1,713 $1,674 $1,637 $1,732 2008 2009 2010 2011 2012 P $457 $493 $487 $474 $498 25.4% 28.8% 29.1% 29.0% 28.8% 2008 2009 2010 2011 201 P Adj. EBITDA % Margin

HCHC Q3 Summary 25 25 All HCHC segments are tracking to Adjusted EBITDA Plan Year-to-date check unit decline of -4.5% continues to be favorable to plan GlobalScholar / Spectrum K12 continues to grow billed revenues; up 8.1% year-to-date versus 2011 Second half initiatives have resulted in $102M of annualized EBITDA impact, with $39M impacting the second half of 2012 Significant deleveraging in 2012

Cash Projections 26 Key Cash Characteristics:  Historical strong cash generation  Low working capital requirements  High EBITDA margin businesses  Low reinvestment rate 2010 2011 2012 P Cash provided by operating activities 273$ 240$ 242$ Capital Expenditures 39$ 59$ 55$ Operating cash flow less capex 234$ 181$ 187$

Debt and Leverage Trends 27  Will reduce total debt (net of $40M cash on hand) by nearly $300M since 2007  Significant improvement in leverage ratio through improvements in results and decrease in total debt  Required debt repayments of approximately $77M per year with new debt agreements ($ in millions) (1) Leverage is calculated using Consolidated EBITDA as defined in the Harland Clarke Holdings Credit Agreement $2,369.9 $2,157.0 $2,141.4 $2,080.4 5.2x 4.5x 4.5x 4.2x 2007 2011 LTM Q2 2012 2012P Total Debt Leverage(1)

28 Appendix

Harland Clarke Holdings Corp. Adjusted Revenue and EBITDA Reconciliations 29 ($ in mill ions) 2008 2009 2010 2011 Operating income 264.8$ 250.3$ 296.7$ 158.6$ Depreciation and amortization 164.5 162.1 157.9 164.4 Other income (expense) (0.4) 0.1 0.1 - EBITDA 428.9 412.5 454.7 323.0 Adjustments: Asset impairment charges 2.4 44.4 3.7 111.6 Restructuring costs 14.6 32.5 22.3 12.6 Acq related def purchase price comp / changes in contingent consideration 8.1 3.5 1.4 (24.3) One-time, non-cash charge; change in revenue recognition - - - 1.6 Impact of acquisition accounting adjustments 3.0 0.4 2.7 17.6 Reconciliation to billed revenues - - 2.2 13.6 Adjusted EBITDA 457.0$ 493.3$ 487.0$ 455.7$ Impact from investments in acquired businesses -$ -$ (0.3)$ 18.3$ Adjusted EBITDA (excl. GlobalScholar / Spectrum K12) 457.0$ 493.3$ 486.7$ 474.0$ ($ in millions) 2008 2009 2010 2011 Revenues 1,794.6$ 1,712.3$ 1,671.2$ 1,623 7$ Impact of acquisition ccounting adjustments 3.0 0.4 2.7 1 . Adjusted Revenues 1,797.6$ 1,712.7$ 1,673.9$ 1,637.4$

Harland Clarke Adjusted Revenue and EBITDA Reconciliations 30 ($ in millions) 2008 2009 2010 2011 Revenues 1,304.5$ 1,239.0$ 1,2 3.4$ 1, 44.6$ Impact of acquisition accounting adjustments - - 0.6 1.5 Adjusted Revenues 1,304.5$ 1,239.0$ 1,204.0$ 1,146.1$ ($ in millions) 2008 2009 2010 2011 Operating income 218.5$ 197.4$ 241.2$ 242.3$ D prec ation and amortization 112.7 10 .6 .5 93.5 EBITDA 31 2 307 34 7 335 8 Adjustments: Asset impairment charges 2.4 33.6 3.7 0.6 Restructuring costs 8.3 25.7 12.3 7.7 Acq related def purchase price comp / changes in contingent consideration - - - (0.8) Impact of acquisition accounting adjustments - - 0.6 4.5 Adjusted EBITDA 341.9$ 366.3$ 361.3$ 347.8$

Harland Financial Solutions Adjusted Revenue and EBITDA Reconciliations 31 ($ in millions) 2008 2009 2010 2011 Operating income 34.1$ 32.8$ 48.6$ 53.9$ Depreciation and amortization 28.7 26.9 28.5 27.1 EBITDA 62.8 59.7 77.1 81.0 Adjustments: Asset impairment charges - 10.6 - - Restructuring costs 3.9 3.8 2.8 0.4 Acq related def purchase price comp / changes in contingent consideration 8.1 3.5 1.1 (0.7) One-time, non-cash charge - - - 1.6 Impact of acquisition accounting adjustments 1.4 0.1 - 3.6 Reconciliation to billed revenues - - - 3.0 Adjusted EBITDA 76.2$ 77.7$ 81.0$ 88.9$ ($ in millions) 2008 2009 2010 2011 Revenues 293.7$ 278.9$ 282.7$ 285.8$ Impact of cquisition accounting adjustments 1.4 1 3.0 djusted Revenues 295.1$ 279.0$ 282.7$ 288.8$

Scantron Education and Commercial Business Adjusted Revenue and EBITDA Reconciliations 32 ($ in mill ions) 2008 2009 2010 2011 Operating income (loss) 16.6$ 12.5$ 9.0$ (132.1)$ Depreciation and amortization 18.7 20.6 20.2 35.2 EBITDA 35.3 33.1 29.2 (96.9) Adjustments: Asset impairment charges - 0.2 - 108.3 Restructuring costs 2.4 3.0 6.6 4.5 Acq related def purchase price comp / changes in contingent consideration - - 0.3 (22.8) Impact of acquisition accounting adjustments 0.6 - 1.8 9.5 Reconciliation to billed revenues - - 2.2 10.6 Adjusted EBITDA 38.3$ 36.3$ 40.1$ 13.2$ Impact from investments in acquired businesses - - (0.3) 18.3 Adjusted EBITDA (excl. GlobalScholar / Spectrum K12) 38.3$ 36.3$ 39.8$ 31.5$ ($ in millions) 2008 2009 2010 2011 Revenues 127.7$ 124.8$ 119.9$ 122.6$ Impact of acquisition accounting adjustments 0.6 - 1.8 9.2 djusted Revenues 128.3$ 124 8$ 121.7$ 31 8$ L ss: GlobalSch lar & Spectrum K12 Adjusted Revenues - - 3 1 20 3 djusted Revenues (excl. GlobalScholar / Spectrum K12) 128.3$ 124.8$ 118.6$ 111.5$

GlobalScholar and Spectrum K12 Acquisitions Adjusted Revenue and EBITDA Reconciliations 33 ($ in millions) 2010 2011 Operating loss (4.4)$ (54.9)$ Depreciation and amortization 0.2 18.6 EBITDA (4.2) (36.3) Adjustments: Restructuring costs - 2.5 Acq related def purchase price comp / changes in contingent consideration 0.5 (0.5) Impact of acquisition accounting adjustments 1.8 8.8 Allocation of costs related to acquired businesses - (3.4) Reconciliation to billed revenues 2.2 10.6 Adjusted EBITDA 0.3$ (18.3)$ ($ in millions) 2010 2011 Revenues 1.3$ 11.5$ Impact of acquisition accounting adjustments 1.8 8.8 ed Revenues 3.1$ 20.3$

Faneuil Adjusted Revenue and EBITDA Reconciliations 34 *2011 period includes Faneuil results from January 1, 2011 through December 21, 2011. The period of December 22, 2011 through December 31, 2011, the date of common control of HCHC and Faneuil, is included in the HCHC results and includes $2.7M in revenues and $0.3M in Adjusted EBITDA for Faneuil ($ in milli ns) 2008 2009 2010 2011 Operating income 10.4$ 20.4$ 13.1$ 9.6$ Depreciation and amortization 4.4 5.0 5.7 8.6 EBITDA 14.8 25.4 18.8 18.2 Adjustments: Asset impairment charges - - - 2.7 Restructuring costs - - 0.6 - Impact of acquisition accounting adjustments 1.0 0.3 0.3 - Adjusted EBITDA 15.8$ 25.7$ 19.7$ 20.9$ Fanueil Adj. EBITDA as if acquired January 1, 2008* 5.0 6.1 8.8 8.5 Proforma Adjusted EBITDA 20.8$ 31.8$ 28.5$ 29.4$ ($ in millions) 2008 2009 2010 2011 R venues 69.9$ 70.9$ 66.3$ 71.5$ Impact of acquisition accounting adjustments 1 0 0 3 0 3 - Adjusted Revenues 70.9$ 71.2$ 66.6$ 71.5$ Fan eil revenues as if acquired January 1, 2008* 71.0 73.5 91.1 97.2 Profor a Adjusted Revenues 141.9$ 144.7$ 157.7$ 168$

35